SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A
                                CURRENT REPORT
                            AS AMENDED JULY 1, 1996
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report:     April 16, 1996



                  ALANCO ENVIRONMENTAL RESOURCES CORPORATION
         -------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

               ARIZONA                                 86-0220694
    --------------------------                    ---------------------------
     (State of Incorporation)                     (I.R.S. Employer ID No.)

      4110 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85251
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                        (Address of Principal Offices)


                                Norman E. Meyer
                  Alanco Environmental Resources Corporation
                      4110 N. Scottsdale Road, Suite 200
                             Scottsdale, AZ 85251
               ------------------------------------------------
                    (Name and address of Agent for Service)

                                 (602) 874-0448
         ------------------------------------------------------------
          (Telephone number, including area code of Agent for Service)

Item 4. Change in Registrant's Certifying Accountant

     On April 16, 1996 Billie J. Allred, the Registrant's Certifying Accountant for the past two fiscal years declined to stand for re-election as auditor. Singer, Lewak, Greenbaum & Goldstein, LLP, Certified Public Accountants were engaged to serve as the Registrant's new auditors. The selection of Singer, Lewak, Greenbaum & Goldstein, LLP., was approved by the Audit Committee of the Registrant's Board of Directors.

     Mr. Allred's report on the financial statements for the fiscal years ended June 30, 1995 and 1994 contained a qualification based upon the Registrant's ability to continue as a going concern. Except for this qualification, Mr. Allred's reports have not contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Mr. Allred on any matter of principles or practices, financial statement disclosure or auditing scope or procedure. Mr. Allred has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist. Nor has Mr. Allred advised the the Registrant that information has come to his attention that has led him to no longer be able to rely on management's representations, or that has made him unwilling to be associated with the financial statements prepared by management. Mr. Allred has not advised the registrant of the need to expand significantly the scope of his audit, or that information has come to his attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent him from rendering an unqualified audit report on those financial statements), or cause him to be unwilling to rely on management's representations or be associated with the registrant's financial statements. Nor has Mr. Allred advised the registrant that information has come to his attention that he has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). Nor has Mr. Allred advised the registrant of any other reportable event.

     The Registrant has provided Mr. Allred with a copy of the disclosure contained herein and has requested that Mr. Allred provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether he agrees with the disclosure. Mr. Allred has provided such a letter which is attached hereto as an Exhibit to this Current Report on Form 8-K.
                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   ALANCO ENVIRONMENTAL
                                   RESOURCES CORPORATION
                                   -----------------------------
                                   (Registrant)




                                   /s/John E. Haggar
                                   -----------------------------
                                   John E. Haggar
                                   Chief Financial Officer

Date:      7/1/96
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